UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street
Hampton, Virginia  23669
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Old Point Financial Corporation (the Company) held its annual stockholders' meeting (Annual Meeting) on May 23, 2023. A quorum of stockholders was present, consisting of a total of 4,239,391 shares, represented in person or by proxy. Matters voted upon were (1) the election of 12 directors to serve until the 2024 Annual Meeting of Stockholders, (2) approval, in an advisory, non-binding vote, of the compensation of the Company’s named executive officers, and (3) ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The 12 director nominees were elected and all other matters were approved by stockholders. The voting results with respect to each matter are set out below.

Election of Directors
Director Nominee	For	Against	Abstain	Broker Non Votes
Stephen C. Adams	3,274,038	412,879	39.606	512,868
Sarah B. Castleberry	3,298,500	385,869	42,154	512,868
Michael A. Glasser	3,195,667	386,418	144,438	512,868
Dr. Arthur D. Greene	3,274,024	412,893	39,606	512,868
John Cabot Ishon	3,291,395	395,597	39,531	512,868
William F. Keefe	3,568,859	10,292	147,372	512,868
Tom B. Langley	3,184,537	393,520	148,466	512,868
Robert F. Shuford, Sr.	3,285,333	400,361	40,829	512,868
Robert F. Shuford, Jr.	3,189,968	386,960	149,595	512,868
Ellen Clark Thacker	3,282,772	404,115	39,636	512,868
Elizabeth S. Wash	3,298,609	385,462	42,452	512,868
Joseph R. Witt	3,265,902	403,498	57,123	512,868

	For	Against	Abstain	Broker Non-Votes
Advisory Approval of the Compensation of the
Company’s Named Executive Officers	3,271,300	403,830	51,393	512,868

	For	Against	Abstain
Ratification of the Appointment of Yount, Hyde & Barbour, P.C.
as the Company's Independent Registered Public Accountant	4,191,898	3,926	43,567

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: May 25, 2023
/s/ Robert F. Shuford, Jr.

Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer